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                                                                    EXHIBIT 99.1

                                 PRESS RELEASE

                                 [NETGURU LOGO]

                             JOIN NETGURU, INC. FOR
                             ----------------------
                   MANAGEMENT PRESENTATION AND CONFERENCE CALL
                   -------------------------------------------
                           WEDNESDAY, AUGUST 14, 2002
                           --------------------------

YORBA LINDA, CA. August 13, 2002, netGuru, Inc. (Nasdaq: NGRU) today announces management presentation, company update and conference call for first fiscal quarter ending June 30, 2002. netGuru, Inc. will hold a conference call on Wednesday, August 14th at 1:30 PM (PST) featuring remarks from Senior Management followed by a live Q&A session. If you wish to participate please dial 1-800-450-0786 (and ask for the netGuru Conference Call). International callers may dial 612-332-1210.

Management will be addressing questions concerning acquisitions, mergers, public offerings or similar events in India. NetGuru is not currently planning any such action. However, the company will continue to maintain a R&D center and sales/support centers in India.

If you are unable to attend the live conference call, a replay will be available on netGuru web site: http://www.netguru.com/News/InvestorRelations.asp for 90 days. If you do not have Internet access, a replay of the call will be available for 48 hours by dialing 1-800-475-6701. Access Code: 649070. International callers may dial 320-365-3844.

ABOUT NETGURU
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netGuru, Inc. is an integrated ISO 9001 certified Internet and Information
Technology and Services Company. The company's services and solutions consist of the following:

         o        Software products, services and solutions;
         o        Information technology services and solutions;
         o        Internet technology services and solutions;
         o        Internet Telephony services; and
         o        Digital media products and services.

The Company has offices in the United States, India, the United Kingdom, France, Germany and Singapore and distributors in 40 countries. The Company currently licenses its software products to more than 20,000 businesses, with 50,000 installations and 150,000 users in over 65 countries.

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       Safe Harbor Statement under the U.S. Private Securities Litigation
                               Reform Act of 1995

This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, statements regarding acquisitions, mergers, public offerings or similar events are all forward-looking statements within the meaning of the Safe Harbor. These statements are based on management's current expectations and are subject to certain risks and uncertainties. As a result, actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially from those described herein include future acquisitions, mergers, public offerings or similar events in India. More detailed information about these risk factors, and additional risk factors, are set forth in netGuru's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors," on page 20 to 28 in netGuru's Form 10-KSB filed with the Securities and Exchange Commission on July 1, 2002. In particular you should review the risk factors under the headings referring to India and/or Indian events. netGuru expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION PLEASE CONTACT:
------------------------ -----------------------------------------------------
Jyoti Chatterjee         Binay Kumar
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President and COO        Director, Corporate Communications & Investor
                         Relations
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jyoti@netguru.com        binay@netguru.com
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(714) 974-2500 x 214     (714) 974-2500 x 218
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